UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report
November 30, 2016
Ticker TSCVX

Triad Small Cap Value Fund
Semi-Annual Letter as of November 30, 2016

Dear Fellow Shareholders,

We are pleased to write to you in our semi-annual Triad Small Cap Value Fund (the “Fund”) letter for the period ending November 30, 2016.

For the six-month period, we continued to face many of the same headwinds that have marked our results since the Fund’s inception. A sluggish global economy, political uncertainties worldwide and extraordinarily low interest rates have combined to push some investors into big, safe, income-oriented common stock investments. We believe, there’s nothing wrong with big, safe, and income-oriented investments. Who doesn’t like those attributes? But when too many investors shift to one side of the boat, bad outcomes can happen. In investment terms, overvaluation can occur. That’s been our view of big, safe and income-oriented securities for the past couple of years.

That story appears to be changing. The U.S. presidential election provided a reminder that surprises can and do regularly surface. Hillary Clinton was a shoe-in for President, right? And investors were positioned accordingly. Along comes a Donald Trump victory. Like many pundits, we had no idea Trump would be elected. Of course we’re not pundits in the political realm. We also had no idea what his election would mean for the market prices of our investments. So what good are we, you might ask?

Rather than place our chips on the unknowable—elections, stock market predictions, weather—we focus on the knowable. Identifying understandable, well-run businesses with capable, owner/operator management. We wait patiently for the markets to provide an opportunity to buy at what we perceive to be a significant discount to our assessment of the intrinsic value. As rock musician Tom Petty sang, “[t]he waiting is the hardest part.” Amen Tom, it certainly is.

The good news is post-election we’ve had a decent recovery in our portfolio investments. Investors apparently believe the Trump administration, in concert with a Republican-controlled Congress, will promote policies to improve growth, strengthen employment, raise wages and renew business confidence. While it’s still very early and Trump hasn’t even been sworn in, we could see significant policy changes that could add further momentum to our holdings.

The most significant pro-growth changes announced by the Trump camp include tax reform, reducing overly burdensome government regulations, and fiscal stimulus such as infrastructure spending. Small-cap companies could benefit more than larger companies. Small companies are generally more U.S.-based than global multinationals, so lower taxes will have a bigger impact on their higher-taxed U.S. earnings. As well, reduced regulatory burdens could benefit smaller U.S. businesses.

How would these changes specifically impact our portfolio? Fiscal stimulus such as a large infrastructure bill would be positive for our relatively large weighting in Industrial companies –as of the end of the period covered by this report, the Fund’s portfolio consisted of around 37% in Industrial positions. Improved consumer confidence, already visible in post-election consumer surveys, could provide a boost to consumer spending, which should help our Consumer Discretionary companies – as of the end of the period covered by this report the Fund’s portfolio consisted of around 30% in Consumer Discretionary positions. Renewed emphasis on domestic energy production will aid our Energy holdings, and our Financial stocks could benefit from reduced financial oversight and increasing interest rates over the next year or two. Overall, we believe our companies could enjoy an earnings tailwind—instead of the headwinds we’ve faced lately— over the next few years should we see a good portion of the Trump platform be enacted.

2016 Semi-Annual Report 1

Despite the better results over the past two months, we believe we’re still holding an undervalued group of businesses, while the market overall seems fairly valued at best, and overvalued in some areas. Value-oriented strategies, such as those used by the Fund, had been out of favor with investors for several years until recently, and the pendulum appears to be starting to swing back in our favor. Leadership changes between value and growth can last roughly 3 to 7 years, so the cycle could last for quite a while longer.

Our results for the six-month period ending November 30, 2016 were 9.05%, below the 15.37% return of the benchmark Russell 2000 Index. Since inception on June 29, 2015 through November 30, 2016 the average annualized return for the Fund was -2.14% while the Russell 2000 Index benchmark was 5.77% over the same period. We counsel that short-term results are relatively less important, and we seek to provide above-average results over 3 to 5 year periods.

We continue to manage the Fund’s portfolio by focusing on a relatively concentrated selection of the best long-term ideas we can find. We have the flexibility to invest where we think the opportunities are greatest. This approach can create more portfolio volatility, but also offers the chance for improved long-term results. And the long-term is where we are firmly focused.

We’re optimistic about our prospects over the next couple of years, and we look forward to reporting our annual results to Fund shareholders for the period ending May 31, 2017.

We appreciate your support of the Fund.

Sincerely,

John Heldman, CFA Partner | Portfolio Manager Triad Investment Management, LLC Adviser to the Triad Small Cap Value Fund	David Hutchison, CFA Partner | Portfolio Manager Triad Investment Management, LLC Adviser to the Triad Small Cap Value Fund

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling 1-888-501-1036. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Russell 2000® Index (whose composition is different from the Fund) measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Fund’s principal underwriter is Rafferty Capital Markets, LLC.

2016 Semi-Annual Report 2

TRIAD SMALL CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

November 30, 2016 NAV $9.64

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2016

		Since
	1 Year(A)	Inception(A)
Triad Small Cap Value Fund	5.86%	-2.14%
Russell 2000® Index (B)	12.08%	5.77%

Annual Fund Operating Expense Ratio (from 9/28/16 Prospectus): 1.50%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Triad Small Cap Value Fund commenced operations on June 29, 2015.

(B)The Russell 2000® Index (whose composition is different from the Fund) measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index and it represents approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-501-1036. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2016 Semi-Annual Report 3

TRIAD SMALL CAP VALUE FUND (Unaudited)

                                                Triad Small Cap Value Fund
                                        by Sectors (as a percentage of Net Assets)

                  *Net Cash represents cash and cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

Triad Investment Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.triadmutualfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-501-1036). This information is also available on the SEC’s website at http://www.sec.gov.

2016 Semi-Annual Report 4

Disclosure of Expenses
(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of the underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2016 and held through November 30, 2016. The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.” The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2016 to
	June 1, 2016	November 30, 2016	November 30, 2016

Actual	$1,000.00	$1,090.50	$7.86

Hypothetical	$1,000.00	$1,017.55	$7.59
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period)

2016 Semi-Annual Report 5

Triad Small Cap Value Fund
		Schedule of Investments
		November 30, 2016 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Cable & Other Pay Television Services
512	AMC Networks Inc. *	$28,288	3.35%
Concrete, Gypsum & Plaster Products
737	USG Corporation *	21,108	2.50%
Construction - Special Trade Contractors
861	Chicago Bridge & Iron Company N.V. (Netherlands)	28,852	3.41%
Deep Sea Foreign Transportation of Freight
328	SEACOR Holdings Inc. *	20,333	2.41%
Drilling Oil & Gas Wells
1,594	Diamond Offshore Drilling, Inc.	28,788	3.41%
Fabricated Plate Work (Boiler Shops)
905	Chart Industries, Inc. *	32,173	3.81%
Footwear, (No Rubber)
2,987	Iconix Brand Group, Inc. *	26,793	3.17%
Industrial Instruments For Measurement, Display, And Control
367	Esterline Technologies Corporation *	32,278	3.82%
Investment Advice
544	Eaton Vance Corp.	21,999	2.60%
Land Subdividers & Developers (No Cemeteries)
1,921	The St. Joe Company *	39,957	4.73%
Miscellaneous Chemical Products
3,277	Platform Specialty Products Corporation *	30,640	3.63%
Miscellaneous Industrial & Commercial Machinery & Equipment
723	Actuant Corporation - Class A	18,762	2.22%
Motor Vehicle Parts & Accessories
694	Allison Transmission Holdings, Inc.	23,020	2.72%
Motors & Generators
501	Generac Holdings Inc. *	20,531	2.43%
Oil & Gas Filed Machinery & Equipment
744	NOW, Inc. *	16,026	1.90%
Plastics Products, NEC
613	Armstrong World Industries, Inc. *	25,562	3.03%
Pumps & Pumping Equipment
763	Colfax Corporation *	28,696	3.40%
Real Estate
1,395	Kennedy-Wilson Holdings, Inc.	29,783	3.52%
Retail - Department Stores
2,133	Sears Holdings Corporation *	27,473	3.25%
Retail - Eating Places
2,005	J. Alexander’s Holdings, Inc. *	19,047	2.25%
Retail - Family Clothing Stores
953	The Buckle, Inc.	24,111	2.85%
Retail - Miscellaneous Shopping Goods Stores
563	HSN, Inc.	21,450	2.54%
Services - Business Services, NEC
329	MAXIMUS, Inc.	18,190
784	Sotheby’s Holdings, Inc. - Class A	30,623
		48,813	5.78%
Services - Computer Programming Services
723	Syntel, Inc. *	14,026	1.66%
Services - Educational Services
38	Graham Holdings Company	18,611	2.20%

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 6

Triad Small Cap Value Fund
		Schedule of Investments
		November 30, 2016 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Services - Employment Agencies
1,033	Korn/Ferry International	$26,218	3.10%
Television Broadcasting Stations
874	Tribune Media Company - Class A	31,385	3.71%
Title Insurance
2,717	Fidelity National Financial Ventures *	34,778	4.12%
Trucking (No Local)
583	Knight Transportation, Inc.	20,405	2.42%
Watches, Clocks, Clockwork Operated Devices/Parts
845	Fossil Group, Inc. *	28,240	3.34%
Wholesale - Hardware
1,659	Wesco Aircraft Holdings, Inc. *	24,470	2.90%
Wholesale - Industrial Machinery & Equipment
915	MRC Global Inc. *	18,419	2.18%
Total for Common Stocks (Cost $803,815)		831,035	98.36%
	Total Investment Securities	831,035	98.36%
	(Cost $803,815)
	Other Assets In Excess of Liabilities	13,877	1.64%
	Net Assets	$844,912	100.00%

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 7

Triad Small Cap Value Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2016

Assets:
Investment Securities at Fair Value	$831,035
(Cost $803,815)
Cash	14,609
Dividends Receivable	253
Total Assets	845,897
Liabilities:
Management Fees Payable	657
Service Fees Payable	328
Total Liabilities	985
Net Assets	$844,912

Net Assets Consist of:
Paid In Capital	$830,102
Accumulated Undistributed Net Investment Income/(Loss)	(6,816)
Accumulated Undistributed Realized Gain/(Loss) on Investments - Net	(5,594)
Unrealized Appreciation/(Depreciation) in Value of Investments
Based on Identified Cost - Net	27,220
Net Assets, for 87,611 Shares Outstanding	$844,912
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($844,912/87,611 shares)	$9.64
Redemption Price * ($9.64 x 0.98) (Note 2)	$9.45

Statement of Operations (Unaudited)
For the six month period ended November 30, 2016

Investment Income:
Dividends (Net of foreign withholding taxes of $7)	$2,059
Interest	1
Total Investment Income	2,060
Expenses:
Management Fees (Note 4)	3,875
Service Fees (Note 4)	1,937
Total Expenses	5,812

Net Investment Income/(Loss)	(3,752)

Realized and Unrealized Gain/(Loss) on Investments
Realized Gain/(Loss) on Investments	19,321
Net Change in Unrealized Appreciation/(Depreciation) on Investments	55,288
Net Realized and Unrealized Gain/(Loss) on Investments	74,609

Net Increase/(Decrease) in Net Assets from Operations	$70,857

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 8

Triad Small Cap Value Fund

Statements of Changes in Net Assets	(Unaudited)
	6/1/2016	6/29/2015*
	to	to
	11/30/2016	5/31/2016
From Operations:
Net Investment Income/(Loss)	$(3,752)	$(5,578)
Net Realized Gain/(Loss) on Investments	19,321	(18,454)
Change in Net Unrealized Appreciation/(Depreciation)	55,288	(28,068)
Increase/(Decrease) in Net Assets from Operations	70,857	(52,100)
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	(3,916)
Change in Net Assets from Distributions	-	(3,916)
From Capital Share Transactions:
Proceeds From Sale of Shares	15,000	816,251
Proceeds From Redemption Fees (Note 2)	-	-
Shares Issued on Reinvestment of Dividends	-	3,916
Cost of Shares Redeemed	(5,096)	-
Net Increase/(Decrease) from Shareholder Activity	9,904	820,167
Net Increase/(Decrease) in Net Assets	80,761	764,151
Net Assets at Beginning of Period	764,151	-
Net Assets at End of Period (Including Accumulated Undistributed Net
Investment Income/(Loss) of ($6,816) and ($3,064), respectively)	$844,912	$764,151
Share Transactions:
Issued	1,736	85,987
Reinvested	-	455
Redeemed	(567)	-
Net Increase/(Decrease) in Shares	1,169	86,442
Shares Outstanding Beginning of Period	86,442	-
Shares Outstanding End of Period	87,611	86,442

* Commencement of Operations. The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 9

Triad Small Cap Value Fund

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	6/1/2016		6/29/2015*
	to		to
	11/30/2016		5/31/2016
Net Asset Value -
Beginning of Period	$8.84		$10.00
Net Investment Income/(Loss) (a)	(0.04)		(0.08)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	0.84		(1.03)
Total from Investment Operations	0.80		(1.11)
Distributions (From Net Investment Income)	-		-
Distributions (From Realized Capital Gains)	-		(0.05)
Total Distributions	-		(0.05)
Proceeds from Redemption Fee (Note 2)	-		-
Net Asset Value -
End of Period	$9.64		$8.84
Total Return (c)	9.05%	**	(11.08)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$845		$764
Ratio of Expenses to Average Net Assets	1.50%	***	1.50%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.97)%	***	(0.96)%	***
Portfolio Turnover Rate	27.68%	**	75.98%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2016 Semi-Annual Report 10

NOTES TO THE FINANCIAL STATEMENTS
TRIAD SMALL CAP VALUE FUND
November 30, 2016
(Unaudited)

1.) ORGANIZATION
Triad Small Cap Value Fund (the “Fund”) was organized as a diversified series of the PFS Funds (the “Trust”) on June 18, 2015 and commenced operations on June 29, 2015. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2016, there were seven series authorized by the Trust. The Fund’s primary objective is to seek long-term capital appreciation. The investment adviser to the Fund is Triad Investment Management, LLC (the “Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six month period ended November 30, 2016, proceeds from redemption fees were $0.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended November 30, 2016, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2016 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited) - continued

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on the trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

2016 Semi-Annual Report 12

Notes to the Financial Statements (Unaudited) - continued

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2016:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$831,035	$0	$0	$831,035
Total	$831,035	$0	$0	$831,035

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended November 30, 2016. There were no transfers into or out of the levels during the six month period ended November 30, 2016. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the six month period ended November 30, 2016.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund entered into an Investment Management Agreement with Triad Investment Management, LLC as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its Officers and employees that serve as Officers and Trustees of the Trust. For its services, the Adviser receives a fee of 1.00% of the average daily net assets of the Fund.

Under the Services Agreement, the Adviser receives an additional fee of 0.50% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

For the six month period ended November 30, 2016, the Adviser earned management fees totaling $3,875 and service fees totaling $1,937. As a result of the management fees and services fees, as of November 30, 2016, the Fund owed the Adviser $657 and $328, respectively.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as a trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Trust were each paid $500, for a total of $1,500, in Trustees’ fees for the six month period ended November 30, 2016 with respect to the Fund.

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest for the Fund. Paid in capital for the Fund at November 30, 2016 was $830,102 representing 87,611 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES
For the six month period ended November 30, 2016, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $228,922 and $209,997, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2016 Semi-Annual Report 13

Notes to the Financial Statements (Unaudited) - continued

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2016, The Smith Trust, beneficially held, in aggregate, 57.40% of the Fund and therefore may be deemed to control the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at November 30, 2016 was $803,815. At November 30, 2016, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation/(Depreciation)
$100,730	($73,510)	$27,220

The tax character of distributions was as follows:

	Six Months Ended	June 29, 2015 to
	November 30, 2016	May 31, 2016
Ordinary Income .	$ 0	$ 0
Short–Term Capital Gain	0	3,916
	$ 0	$ 3,916

As of November 30, 2016, there were no differences between book basis unrealized and tax basis unrealized.

2016 Semi-Annual Report 14

Investment Adviser
Triad Investment Management, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Triad Small
Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Triad Small Cap Value Fund
 www.triadmutualfunds.com
1-888-501-1036

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 1/30/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 1/30/17

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 1/30/17